THE BRINSON FUNDS
			 Global Balanced Fund
			  Global Equity Fund
			Global Technology Fund
			  Global Biotech Fund
			International Equity Fund

 	     SUPPLEMENT TO PROSPECTUS DATED NOVEMBER 5, 2001



						February 8, 2002

Dear Investor,

	The following line item supplements the disclosure in the "Expenses and Fee Tables" section under the heading "Shareholder
Transaction Expenses" for Global Balanced Fund, Global Equity
Fund, Global Technology Fund, Global Biotech Fund and
International Equity Fund:

Shareholder Transaction Expenses (fees paid directly from your investment)


				CLASS A	CLASS B	CLASS C	CLASS Y
Redemption Fee (as a 		------- ------- ------- -------
percentage of amount
redeemed, if applicable)	1.00%	None	None	1.00%


	In addition, the following disclosure supplements the sub-section entitled "Selling Shares" on page 60:

"Effective April 15, 2002, if you sell or exchange Class A
shares or sell Class Y shares of the Global Balanced Fund, Global Equity Fund, Global Technology Fund, Global Biotech Fund or International Equity Fund less than 90 days after you purchased them, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction. This amount will be paid to the applicable Fund, not to Brinson Partners or Brinson Advisors. The redemption fee is designed to offset the costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. Shares held the longest will be redeemed first for purposes of calculating the redemption
fee.   The redemption fee will not apply to Class A or Class Y
shares of the above-referenced funds:

[ ] that are held through certain omnibus accounts, including retirement plans qualified under Section 401(k) of the Internal Revenue Code ("IRC") or plans administered as college savings programs under Section 529 of the IRC;

[ ] that are sold or exchanged under automatic withdrawal plans;

[ ] that are held through certain managed account programs with automatic asset allocation rebalancing features; or

[ ] that are sold due to death or disability of the shareholder.

The last sentence in the first paragraph under the sub-section entitled "Investment Advisor and Sub-Advisor" under the section entitled "Management" on page 62 is replaced in its entirety by the following: "As of September 30, 2001, Brinson Partners had approximately $40 billion in assets under management. Brinson Partners is an indirect, wholly owned subsidiary of UBS AG
("UBS") and part of the UBS Asset Management division, which had over $385 billion in assets under management as of September
30, 2001."


						Item #: ZS-117